UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14 (a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary proxy statement

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☐	Definitive proxy statement

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Diamond Offshore Drilling, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on May 15, 2018, for Diamond Offshore Drilling, Inc. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/DO. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2018 Annual Meeting and need YOUR participation. If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before May meeting, 4, 2018. please make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/DO Proxy Materials Available to View or Receive: 1. Notice and Proxy Statement    2. Annual Report Printed materials may be requested by one of the following methods:    INTERNET TELEPHONE *E-MAIL www.investorelections.com/DO (866) 648-8133 paper@investorelections.com * If requesting material by e-mail, please send You must use the 12 digit control number a blank e-mail with the 12 digit control number located in the shaded gray box below. (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.    ACCOUNT NO. SHARES Company Notice of Annual Meeting Date: May 15, 2018 Time: 8:30 a.m. (Eastern Time) Place: Loews Corporation 667 Madison Avenue New York, New York 10065 The purpose of the Annual Meeting is to take action on the following proposals: The Board of Directors recommends that you vote “FOR” the following. 1. To elect nine directors, each to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified or until their earlier resignation or removal; Nominees 01 James S. Tisch 04 Charles L. Fabrikant 07 Kenneth I. Siegel    02 John R. Bolton 05 Paul G. Gaffney II 08 Clifford M. Sobel    03 Marc Edwards 06 Edward Grebow 09 Andrew H. Tisch The Board of Directors recommends that you vote “FOR” the following. 2. To ratify the appointment of Deloitte & Touche LLP as the independent auditor for our company and its subsidiaries for fiscal year 2018; and 3. To approve, on an advisory basis, executive compensation. NOTE: Such other business as may properly come before the annual meeting or any adjournments thereof.